         SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) March 22, 2006

TREND MINING COMPANY (Exact Name of Registrant as Specified in its Charter)

Delaware	0-31159	81-0304651
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)	Identification No.)

5439 South Prince Street Littleton, Colorado 80120
(Address of Principal Executive Offices) (Zip Code)

(303) 798-7363
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communication pursuant to Rule4 25 under the Securities Act (17 CFR 230.425)
|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_|	Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_|	Pre-commencement communications pursuant to Rule13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item   7.01     Regulation FD Disclosure.

        On March 22, 2006, Trend Mining Company (the "Registrant") issued a press release attached as Exhibit 99.1 hereto.

Item   9.01     Regulation  Financial Statements and Exhibits

   (c)       Exhibits

   99.1    Press release of the Registrant, dated March 22, 2006.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 24, 2006

TREND MINING COMPANY
By: /s/ Thomas P. Loucks
Name: Thomas P. Loucks
Title: President and Chief Executive Officer